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                                                            EXHIBIT 23.1 (d)


                  CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in Amendment No. 3 to the Registration Statement (Form S-3) of Insignia Financial Group, Inc. and Insignia Financing I, of our reports dated January 18, 1995, January 13, 1995,
January 11, 1995, January 20, 1995, January 20, 1995, February 1, 1995,
January 16, 1995, February 6, 1995, January 28, 1995, January 21, 1995,
January 20, 1995, February 1, 1995, January 20, 1995 and January 18, 1995 with respect to the financial statements of National Property Investors II, National Property Investors III, National Property Investors 4, National Property Investors 5, National Property Investors 6, National Property Investors 7, National Property Investors 8, Century Properties Fund XIV, Century Properties Fund XV, Century Properties Fund XVI, Century Properties Fund XVII, Century Properties Funds XVIII, Century Properties Fund XIX and Century Properties Growth Fund XXII, respectively, included in the Current Report on Form 8-K of Insignia Financial Group, Inc. filed with the Securities and Exchange Commission on September 1, 1995. We consent to the incorporation by reference in Amendment No. 3 to the Registration Statement (Form S-3) of Insignia Financial Group, Inc., and Insignia Financing I, of our reports dated January 22, 1996,
January 23, 1996, January 30, 1996, January 22, 1996, January 31, 1996,
January 22, 1996, January 22, 1996, February 12, 1996, except for Notes 10 and 11, which are dated March 7, 1996, February 4, 1996, January 22, 1996,
January 26, 1996, January 22, 1996, February 20, 1996 and January 23, 1996 with respect to the financial statements of National Property Investors II, National Property Investors III, National Property Investors 4, National Property Investors 5, National Property Investors 6, National Property
Investors 7, National Property Investors 8, Century Properties Fund XIV, Century Properties Fund XV, Century Properties Fund XVI, Century Properties Fund XVII, Century Properties Fund XVIII, Century Properties Fund XIX and Century Properties Growth Fund XXII, respectively, included in the Current Report on Form 8-K of Insignia Financial Group, Inc. filed with the Securities and Exchange Commission on December 10, 1996. We also consent to the reference to our firm under the caption "Experts."







                                             /s/ Imowitz Koenig & Co., LLP
                                             -----------------------------
                                                 Imowitz Koenig & Co., LLP


New York, New York
January 21, 1997